PROPERTY AND EQUIPMENT, NET (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment, Gross	$ 1,695	$ 1,666
Accumulated depreciation	1,625	1,573
Depreciated cost	70	93
Computers Peripheral Equipment And Software [Member]
Property, Plant and Equipment, Gross	1,407	1,379
Office Furniture And Equipment [Member]
Property, Plant and Equipment, Gross	197	196
Leasehold Improvements [Member]
Property, Plant and Equipment, Gross	$ 91	$ 91